SUMMARY PROSPECTUS March 31, 2026

AB Tax-Aware Long Municipal ETF

Ticker: TAFL

Exchange: NYSE Arca

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated March 31, 2026, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, reports to shareholders and other information about the Fund, go to www.abfunds.com/go/prospectus, email a request to prorequest@alliancebernstein.com, call (800) 243-5994, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

PRO-ETF01-TALM-0326

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide enhanced income and attractive risk-adjusted after-tax returns.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.28%	(a)

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.00%

Total Annual Fund Operating Expenses	0.28%

(a)

The Fund’s investment advisory agreement provides that AllianceBernstein L.P. (the “Adviser”) will pay substantially all expenses of the Fund (including expenses of AB Active ETFs, Inc. relating to the Fund), except for the advisory fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses (other than fees and expenses for funds advised by the Adviser and/or its affiliates), and litigation and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund is responsible for its non-operating expenses, including brokerage commissions.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	$29

After 3 Years	$90

After 5 Years	$157

After 10 Years	$356

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund is an actively-managed exchange-traded fund (“ETF”). The Fund pursues its objective by investing principally in a national portfolio of both municipal and taxable fixed-income securities. The Fund invests, under normal circumstances, at least 80% of its net assets, including any borrowings for investment purposes, in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers. The Fund may invest in fixed-income securities rated below investment grade (commonly known as “junk bonds”), although such securities are not expected to be the Fund’s primary focus. The Fund may invest in securities issued or guaranteed by Puerto Rico or its agencies or instrumentalities.

The Adviser selects securities for the Fund based on a variety of factors, including credit quality, maturity, diversification benefits, and the relative expected after-tax returns of taxable and municipal securities (considering federal tax rates and without regard to state and local income taxes). The Adviser also considers the tax implications of the Fund’s trading activity, such as realizing taxable gains, in making investment decisions for the Fund. The Fund seeks to maintain an effective duration of seven to fourteen years under normal market conditions, although it may invest in fixed-income securities of any duration or maturity.

The Fund may also invest in forward commitments and variable and floating-rate municipal securities.

The Fund may use derivatives, primarily swaps, but also options, futures contracts and forwards, to achieve its investment strategies. For example, the Fund may enter into interest rate swaps relating to municipal and taxable fixed-income securities or credit default swaps relating to securities indices. Derivatives may provide more efficient and economical exposure to fixed-income securities markets than direct investments. The Fund may use derivatives to hedge against specific risks, to increase income or gain, or to increase market exposure in excess of the Fund’s net assets.

The Fund may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

PRINCIPAL RISKS

•

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, changing interest rate levels, the imposition of new or additional tariffs, and regional and global conflicts, that affect large portions of the market.

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Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

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Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

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Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in the municipal securities of a particular state or territory, the Fund may be vulnerable to events adversely affecting that state or territory, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The municipal securities issued by Puerto Rico and its government agencies and municipalities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a challenging economic and fiscal environment. If the general economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

•

Tax Risk: From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

•

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

•

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Leverage Risk: To the extent the Fund uses leveraging techniques, such as derivatives, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

•

Derivatives Risk: Derivatives may be difficult to price or unwind and may be leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

•

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

•

Variable and Floating-Rate Securities Risk: Variable and floating-rate securities pay interest at rates that are adjusted periodically, according to a specific formula. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in the prevailing market interest rates. The value of the security may rise or fall depending on changes in interest rates between periodic resets.

•

When-Issued and Forward Commitment Risks: These securities are purchased before the securities are actually issued or delivered. These securities are subject to the risk that, when delivered, they will be worth less than the agreed-upon purchase price.

•

Cash Transactions Risk: The Fund intends to effectuate all or a portion of the issuance and redemption of Creation Units (as defined below) for cash, rather than in-kind securities. As a result, an investment in the Fund is expected to be less tax-efficient than an investment in an ETF that effectuates its transactions in Creation Units primarily on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Fund shares than for ETFs that receive and distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

•

ETF Share Price and Net Asset Value Risk: The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). Shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on an Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

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Authorized Participant Risk: Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

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Active Trading Market Risk: There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over the life of the Fund; and

•	how the Fund’s average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the website at www.abfunds.com (click on “Investments—ETFs”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s shares.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 3.62%, 3rd quarter, 2025; and Worst Quarter was down -1.28%, 4th quarter, 2024.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2025)

	1 Year	Since Inception*
Return Before Taxes	3.58%	3.98%
Return After Taxes on Distributions**	3.49%	3.88%
Return After Taxes on Distributions and Sale of Fund Shares**	3.74%	3.90%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	4.25%	3.43%
Bloomberg 20 Year (17-22) Municipal Index (reflects no deduction for fees, expenses, or taxes)	3.12%	3.21%

*	Inception date is 12/13/23.

**	After-tax returns:

–

Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Daryl Clements	Since 2023	Senior Vice President of the Adviser

Matthew J. Norton	Since 2023	Senior Vice President of the Adviser

Andrew D. Potter	Since 2023	Senior Vice President of the Adviser

PURCHASE AND SALE OF FUND SHARES

The Fund is an actively-managed ETF and does not seek to track the performance of an index. Individual shares of the Fund are listed on an Exchange. Most investors will buy and sell shares of the Fund through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to a limited number of Authorized Participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated basket of cash and/or portfolio securities that the Fund specifies each day. To the extent the Fund’s Creation Units are issued or redeemed for cash, the Fund may incur transaction and other costs, and/or capital gains, which may or may not be offset, in whole or in part, by a transaction fee paid by an Authorized Participant.

Information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads are available on the Fund’s website at www.abfunds.com.

TAX INFORMATION

The Fund may pay income dividends or make capital gains distributions, which may be subject to U.S. federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its affiliates make payments to brokers, dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PRO-ETF01-TALM-0326